Exhibit 10.26

CONSENT ACTION OF THE BOARD OF DIRECTORS OF ELECTROMEDICAL TECHNOLOGIES, INC. The undersigned, Matthew N. Wolfson, being the sole director of Electromedical Technologies, Inc., a Delaware corporation, (the "Company"), hereby unanimously consent to the following actions taken on Company on October 25, 2019. RESOLVED: Due to a mathematical error on the part of the Company, to issue Nikolai Ogorodnikov ("Ogorodnikov") an additional 835 shares of the Company's restricted common stock in full and complete satisfaction of any and all claims which Ogorodnikov may have against the Company the pursuant to that certain Promissory Note by and between Ogorodnikov and the Company dated October 31, 2013. The shares are valued at $0.71 per share. RESOLVED: That the Company's transfer agent, Pacific Stock Transfer, is hereby authorized to issue the foregoing shares to Ogorodnikov at the following address: 228 S. Doheny Dr., Apt. #4, Beverly Hills, CA 90211. There being no further business requiring board action or consideration, on motion duly made, and carried, the meeting was adjourned. Matthew N. Wolfson Sole Director